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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2001, which appears in the annual report on Form 10-KSB of SFBC International, Inc., for the year ended December 31, 2001.

                                                           KAUFMAN, ROSSIN & CO.

Miami, Florida
March 27, 2002